RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2012
RELATED PARTY TRANSACTIONS
25.	RELATED PARTY TRANSACTIONS

Transactions with significant shareholders, their affiliates and other related parties were as follows:

	December 31, 2012	December 31, 2011	December 31, 2010
Sales & other services	226	269	322
Research and development expenses	(282)	(235)	(206)
Other purchases	(53)	(60)	(94)
Accounts receivable	53	54	53
Accounts payable	62	42	63

For the years ended December 31, 2012, December 31, 2011 and 2010, the related party transactions were primarily with significant shareholders of the Company, or their subsidiaries and companies in which management of the Company perform similar policymaking functions. These include, but are not limited to: Areva, France Telecom Orange, Cassa Depositi e Prestiti, Flextronics, Oracle and Technicolor. The related party transactions presented in the table above also include transactions between the Company and its equity-method investments as listed in Note 11.

Since the formation of ST-Ericsson, the Company purchases R&D services from ST-Ericsson AT SA (“JVD”), a significant equity-method investment of the Company. For the year ended December 31, 2012 and 2011, the total R&D services purchased from ST-Ericsson AT SA amounted to $224 million and $194 million respectively and outstanding trade payables amounted to $44 million and $23 million respectively.

The Company made no contribution for the year ended December 31, 2012 and contributed cash amounts totalling $1 million for the years ended December 31, 2011 and December 31, 2010, to the ST Foundation, a non-profit organization established to deliver and coordinate independent programs in line with its mission. Certain members of the Foundation’s Board are senior members of the Company’s management.